                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act OF 1934 (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           USTMAN TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                      N/A
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

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   (4)  Date Filed:

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                                       1

                                                USTMAN TECHNOLOGIES, INC.
                        12265 W. Bayaud Avenue, Suite 110
                            Lakewood, Colorado 80228

                                  -------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          OF USTMAN TECHNOLOGIES, INC.
                         Meeting Date: November 19, 1999

                                  -------------

TO THE SHAREHOLDERS OF USTMAN TECHNOLOGIES, INC.:

         Notice is hereby given that the Annual Meeting of Shareholders of USTMAN Technologies, Inc, a California corporation (the "Company"), to be held on November 19, 1999 at 9:00 A.M. local time, at The Hotel Monaco, Denver, Colorado for the following purposes:

         1. To elect three directors to hold office until the next Annual Meeting and their successors are elected.

         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The attached Proxy Statement, which is part of this notice, provides you with more information.

         The Board of Directors has fixed the close of business on November 1, 1999 as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment(s) or postponement(s) thereof. Only shareholders of record at the close of business on that date will be entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof.

         WHETHER OR NOT YOU CAN ATTEND, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE PROVIDED.

         We look forward to seeing you.

                By Order of the Board of Directors.

                /s/ Dan R. Cook
                ---------------------------------
                Dan R. Cook
                President

November 2, 1999

                            USTMAN TECHNOLOGIES, INC.
                        12265 W. Bayaud Avenue, Suite 110
                            Lakewood, Colorado 80228

                                -----------------

                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS

                                -----------------

         This Proxy Statement is furnished to the shareholders of USTMAN Technologies, Inc., a California corporation (the "Company"), in connection with the solicitation of proxies by and on behalf of the Board of Directors for the Annual Meeting of Shareholders of the Company to be held on Friday, November 19, 1999, at 9:00 a.m. local time, and at any adjournment or postponement thereof (the "Annual Meeting"). The cost of soliciting proxies will be borne by the Company. Following the mailing of the proxy materials, solicitation of proxies may be made by officers and employees of the company, or anyone acting on their behalf, by mail, telephone, telegram or personal interview, but such persons will not receive compensation for such services over and above their regular salaries. This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are first being mailed to shareholders on or about November 8, 1999.

         As more fully described in this Proxy Statement, the shareholders will be asked to consider and vote upon (i) the election of three Directors and (ii) such other business as may properly come before the meeting or any adjournment thereof.

         Shareholders of record at the close of business on November 1, 1999 are entitled to notice of and to vote at the Annual Meeting. On such date, there were 19,879,243 shares of the Company's Common Stock issued and outstanding. A majority of the shares entitled to vote, represented in person or by proxy, constitutes a quorum for the meeting. If a quorum is not present, the Annual Meeting may be adjourned to a later date at which a quorum is present, and shares represented by proxies may be voted for such adjournment.

         Abstention and broker non-votes are each included in the number of shares present at the Annual Meeting for purposes of establishing a quorum. The affirmative vote of the holders of a plurality of the shares of Common Stock present or represented at the Annual Meeting is required for the election of Directors.

         A shareholder may revoke a proxy given with respect to the Annual Meeting at any time prior to the exercise thereof at the Annual Meeting by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or, if such shareholder is present, indicating his or her intention to vote in person at the Annual Meeting.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of Common Stock as of September 24, 1999 of persons (other than officers or directors of the Company) known to the Company to own more than 5% of the Company's outstanding Common Stock. Unless otherwise indicated in the footnotes following the table, the persons as to whom the information is given have sole voting and investment power over the shares shown as beneficially owned, subject to community property laws where applicable.

                                                Number of Shares      Percent of
                                                  Beneficially       Outstanding
Name                                                 Owned              Shares
Sagaponack Partners, L.P.
170 Columbus Ave., 5th Floor
San Francisco, CA 94133                             7,344,520(1)         36.9%

Ronald G. Crane
9152 Shady Hollow Way
Fair Oaks, CA 95628                                 1,101,500(2)          5.6%


(1) Does not include 2,625,432 warrants to purchase shares of common stock which are exercisable at the times and prices, and to the extent, that other options and warrants of USTMAN are exercised after May 22, 1997 in order to maintain Sagaponack Partners, L.P.'s percentage ownership of the outstanding common stock of USTMAN.

(2) Includes options granted by USTMAN to purchase up to 700,000 shares of common stock which are exercisable within 60 days.

         The following table sets forth certain information regarding the beneficial ownership of Common Stock as of September 24, 1999 of (i) each director during the fiscal year ended June 30, 1998, (ii) the chief executive officer of the Company, and (iii) all directors and executive officers of the Company as a group. Unless otherwise indicated in the footnotes following the table, the persons as to whom the information is given have sole voting and investment power over the shares shown as beneficially owned, subject to community property laws where applicable.

                                                            Number of Shares          Percent of
Name                                                       Beneficially Owned     Outstanding Shares
Dan R. Cook
12265 W. Bayaud Ave., #110
Lakewood, CO 80228                                               300,000(1)               1.5%

Barry S. Rosenstein
909 Montgomery Street, Suite 102
San Francisco, CA 94133                                        7,344,520(2)              36.9%

Marc A. Weisman
645 Fifth Ave., 8th Floor
New York, NY 10022                                             7,344,520(2)              36.9%

All current executive officers and directors
  as a group (4 persons)                                       7,821,357(3)              39.4%

(1) Includes options granted by USTMAN to purchase up to 300,000 shares of common stock which are exercisable within 60 days.

(2) Includes 7,344,520 shares of common stock owned by Sagaponack Partners, L.P. which are indirectly beneficially owned by Messrs. Rosenstein and Weisman as managing members of RSP Capital, L.L.C. which is a general partner of Sagaponack Partners, L.P. Does not include 2,625,432 warrants to purchase shares of common stock which are exercisable at the times and prices, and to the extent, that other options and warrants of USTMAN are exercised after May 22, 1997 in order to maintain Sagaponack Partners, L.P.'s percentage ownership of the outstanding common stock of USTMAN.

(3) Includes options granted by USTMAN to purchase an aggregate of 170,000 shares of common stock which are exercisable within 60 days. In addition, see note (3) above.

                              ELECTION OF DIRECTORS

         The Company's Board of Directors presently consists of three directors. At the Annual Meeting, three directors will be elected, each to hold office until the next Annual Meeting and until his successor is elected.

         The California General Corporation Law, as applicable to the Company, states that a shareholder may cumulate votes if a shareholder gives notice, prior to the voting, of an intention to cumulate votes. If such a notice is given, every shareholder may cumulate votes. Under cumulative voting, a shareholder is entitled to a number of votes for election of directors equal to the number of his or her shares times the number of directors to be elected; these votes could be cast all for one nominee, or spread among more than one, as the shareholder wishes. If cumulative voting is elected, the enclosed form of proxy gives the proxyholders discretion to cumulate votes so that they can elect the maximum possible number of nominees identified below. Assuming the presence of a quorum, the candidates receiving the highest number of affirmative votes of the shares entitled to vote will be elected, and abstentions will have no legal effect.

         Any shareholder executing the enclosed form of proxy may withhold authority to vote for any one or more nominees by so indicating in the manner described in the form of proxy. The total number of votes which such shareholder is entitled to cast will not be affected by such action. However, the proxyholders, by cumulating the votes of other shareholders, could offset the effect of the withheld authority.

         It is intended that the proxies received by management will be voted FOR the election of the nominees for directors described below, unless authority to do so is withheld. The Board of Directors anticipates that each of the nominees for director will serve as a director if elected. However, if any person nominated by the Board of Directors is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

                INFORMATION ABOUT NOMINEES AND EXECUTIVE OFFICERS

The following table sets forth certain information regarding the directors and executive officers of the Company:

                                                                                                First Became
       Name                           Age    Position                                            a Director
       ----                           ---    --------                                           ------------
       Barry S. Rosenstein             40    Co-Chairman of the Board, Director                      1997
       Marc A. Weisman                 46    Co-Chairman of the Board, Director                      1997
       Dan R. Cook                     49    Director, President, Chief Executive Officer            1997
       James B. Grant                  49    Vice President Corporate Development                    N/A

         No arrangement exists between any of the above officers and directors pursuant to which any one of those persons was elected to such office or position except as described below in "Obligation to Nominate Certain Directors"

         Directors hold office until the next meeting of shareholders and until a successor is elected and qualified, or until their resignation. Executive officers are elected at annual meetings of the Board of Directors. Each such officer holds office for one year or until a successor has been duly elected and qualified or until death, resignation or removal. No director of the Company is a director of another company having securities registered under Section 12 of the Securities Exchange Act of 1934 or a company registered under the Investment Company Act of 1940.

         A brief summary of the business experience of each person who is currently an officer or director of the Company, and such person's service with the Company is as follows:

         BARRY S. ROSENSTEIN, has served as Co-Chairman of the Board since May 1997. Mr. Rosenstein is a co-founder and Managing Partner of Sagaponack Partners, L.P. and Sagaponack International Partners, L.P. Prior thereto, Mr. Rosenstein founded and for four years headed Genesis Merchant Group Securities' Investment and Merchant Banking Group. Prior to his association with Genesis, Mr. Rosenstein formed and acted as managing partner of Reatta Partners, a transaction-specific investment partnership. Prior to Reatta, Mr. Rosenstein was a principal in charge of corporate takeovers with Plaza Securities Corporation. Mr. Rosenstein began his career as an investment banker primarily specializing in mergers and acquisitions with Merrill Lynch in New York. He received his M.B.A. from the University of Pennsylvania's Wharton School of Business and his B.S. from Lehigh University. Mr. Rosenstein is also a certified public accountant. Mr. Rosenstein also serves on the Board of Directors of Waterworks; Tuneup Masters, Inc.; TestAmerica, Inc.; and Marisa Christina, Inc.

         MARC A. WEISMAN, has served as Co-Chairman of the Board since May 1997. Mr. Weisman is a co-founder and Managing Partner of Sagaponack Partners, L.P. and Sagaponack International Partners, L.P. From January 1996 to August 1996, Mr. Weisman served as Director in the Principal Transactions Group at CS First Boston where he ran the High Yield Real Estate Finance Division. From 1988 to 1996, Mr. Weisman was Chief Financial Officer and Executive Vice President of the Adco Group, a privately held real estate and financial services company. Mr. Weisman is currently a director of Product Resources, Inc.; Tuneup Masters, Inc.; TestAmerica, Inc.; and Superior Bank FSB.

         DAN R. COOK, has served as a Director and the President of the Company since May 1997. Mr. Cook was appointed President of USTMAN in May 1997. Mr. Cook served as Chief Operating Officer of USTMAN Industries from 1992 until it was merged into USTMAN in May 1997, and additionally served as its President from January 1994 until its merger into USTMAN. Mr. Cook is also a certified public accountant. Mr. Cook has an employment agreement with USTMAN that expires May 20, 2001. Mr. Cook's base salary is $130,000 per year.

         JAMES B. GRANT, Vice President, Corporate Development since December 1997. Prior to employment at USTMAN, Mr. Grant served as President of Advanced Tank Certification, Inc.

There are no family relationships among officer or directors.

                          ATTENDANCE AT BOARD MEETINGS

         During the fiscal year ended June 30, 1999, the Company's Board of Directors held 11 meetings. Each current director attended at least 75% of the Board meetings that he was eligible to attend. The Company has no separate Audit, Compensation or Nominating Committee.

                             DIRECTORS' COMPENSATION

Standard Arrangements

         Two of USMTAN's directors, Messrs. Rosenstein and Weisman (who are also principals of the Company's principal shareholders, Sagaponack) are paid $25,000 cash compensation per quarter for their services as Directors each year. The Company paid Don Philips (a director until April 1999) and Ron Crane (a director until May 1999) $1,667 plus reasonable expense for their physical attendance at board meetings, and also $5,000 annually for service as a director. In each case, directors are reimbursed expense they incurred on behalf of USTMAN on a fully accountable basis.

Other Arrangements

         Except as described, herein, no officer or director of the Company has been or is being paid any cash compensation, or is otherwise subject to any deferred compensation plan, bonus plan or any other arrangement and understanding whereby such person would obtain any cash compensation for his services for and on behalf of the Company.

                    OBLIGATION TO NOMINATE CERTAIN DIRECTORS

         In connection with a $7,000,000 financing agreement in May 1997, the Company entered into a Company Agreement with Sagaponack Partners, L.P. ("Sagaponack"), and its foreign affiliate, Sagaponack International Partners, L.P. (collectively, the "Investors"), pursuant to which the Company agreed that the Board of Directors will at all times consist of five members, and that the Company will nominate to become members of the Board two persons designated by the Investors and one person selected from a list of persons. The Company also agreed to nominate Dan R. Cook as a member of the Board of Directors. In addition, pursuant to a Shareholders Agreement entered into among the Investors and certain shareholders of the Company, including Dan R. Cook and Ronald G. Crane, those shareholders are obligated to vote their shares during any election of directors of the Company for the two nominees of the Investors and for the person nominated from the list of persons specified in the Company Agreement, unless Investors have sufficient votes to cause the election of such persons. Such obligation shall terminate at such time as the aggregate number of shares of Common Stock owned by an Investor or under the direct or indirect control of an Investor is less than 10% of the total outstanding number of shares of Common Stock. The persons nominated pursuant to the above procedure are Barry Rosenstein and Marc Weisman. The Investors have not nominated a replacement for Mr. Phillips or Ron Crane, who resigned in fiscal year 1999, and have waived at this time the requirement that the Board consist of five directors.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who are beneficial owners of more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and beneficial owners of greater than 10% are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, and written representations that no other reports were required during the fiscal year ended June 30, 1999, all Section 16(a) filing requirements applicable to such persons were satisfied.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In consideration of the purchase by Sagaponack of the Senior Subordinated Notes, the Company issued to Sagaponack Partners, L.P., 7,304,520 shares of the Company's Common Stock, which represented in the aggregate 40% of the issued and outstanding shares of the Company's Common Stock immediately after issuance of the Common Stock. Warrants were issued to Sagaponack Partners, L.P., to purchase shares of Common Stock in an amount sufficient, upon the exercise of any outstanding options and warrants, for Sagaponack Partners, L.P., to maintain 40% ownership of the outstanding Common Stock of the Company. Such warrants will be at the same price and on the same terms as the options or warrants exercised by third parties.

         In December 1998, Sagaponack agreed to convert all of the Senior Subordinated Notes and accrued interest totaling $9,717,000 to Series A Preferred Stock ("Preferred Stock") effective July 1, 1998. Warrants previously issued to Sagaponack for additional interest expense were also canceled upon exchange of the notes. The Preferred Stock will have an aggregate allocation amount (the "Allocation Amount") of $15,000,000 for the purposes of liquidation priority and dividends. The Preferred Stock will bear an annual 8% dividend based on the Allocation Amount, if and when, declared by the Board of Directors. The effective dividend rate is 12.3% for the year ended June 30, 1999. The Allocation Amount will increase by the amount of any dividends not declared for payment by the Company. The Preferred Stock has no mandatory redemption or voting rights and is not convertible into Common Stock.

         On June 29, 1999, the Investors agreed to advance the Company $750,000. The advance is non-interest bearing, unsecured, and due on demand. The proceeds were used to pay down the BankBoston term loan in June 1999. The Investors have informed the Company that they intend to convert the $750,000 advance to equity upon certain conditions, but in any case, no later than November 26, 1999.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

         The following table sets forth information concerning compensation provided to each officer or employee whose total annual salary and bonus exceeding $100,000.00. Fiscal year 1998 was Mr. Cook's first full year of employment with the Company. Mr. Grant did not become employed by the Company until December 1997.


                                            Annual Compensation               Long term Compensation
                                      --------------------------------   --------------------------------
                                                                                 Awards           Payouts
                                                                         ----------------------   -------
                                                                         Restricted  Underlying
Name and                  Fiscal                                            Stock     Options/      LTIP      All Other
principal position         Year       Salary         Bonus       Other      Awards       SARS     Payouts    Compensation
------------------        ------     --------        -----       -----   ----------  ----------   --------   ------------
Dan R. Cook                1998      $130,000            -           -           -          -           -            -
President and CEO          1999      $130,000            -           -           -          -           -            -

James B. Grant             1998      $ 90,000            -           -           -          -           -        $10,601
Vice President,                                                                                              (Production
Corporate                                                                                                         Bonus)
Development                1999      $ 90,000            -           -           -          -           -        $57,156
                                                                                                             (Production
                                                                                                                  Bonus)

                        OPTION GRANTS IN LAST FISCAL YEAR

         During the fiscal year ended June 30, 1999, USTMAN granted no stock options or stock appreciation rights to its officers and directors, or other employees.

AGGREGATED OPTIONS EXERCISED IN LAST FISCAL YEAR AND YEAR-END OPTION VALUE

         No officer exercised stock options during the fiscal year ended June 30, 1999, or subsequently. The following table sets forth information regarding the year-end value of options being held by the Chief Executive Officer and the other named officers on June 30, 1999. No stock appreciation rights have been granted, or are held by any such person:

                                                    Number of securities          Value of unexercised
                     Shares                        underlying unexercised             in-the-money
                    acquired                       options/SARs at FY end        options/SARs at FY end
                       on          Value        ----------------------------   ---------------------------
Name                exercise      realized      Exercisable    Unexercisable   Exercisable   Unexercisable
----                --------      --------      -----------    -------------   -----------   --------------
Dan R. Cook               -             -          300,000         300,000             -             -
James B. Grant            -             -           20,000          10,000             -             -

             EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND
                         CHANGE-IN-CONTROL ARRANGEMENTS

         USTMAN has no compensation plan or arrangement with respect to any executive officer which plan or arrangement results or will result from the resignation, retirement or any other termination of such individual's employment with the Company. USTMAN has no plan or arrangement with respect to any such persons which will result from a change in control or a change in the individual's responsibilities following a change in control.

         USTMAN has an employment contract with Dan R. Cook for a term expiring on May 20, 2001 at an annual base salary of $130,000. Mr. Cook serves as President and Chief Executive Officer. Under the agreement, Mr. Cook can receive an annual cash bonus based on a percentage of earnings before income taxes, depreciation and amortization.

         USTMAN has an employment contract with James B. Grant expiring on December 17, 2000 at an annual base salary of $90,000. Mr. Grant is also entitled to a commission based on monthly monitoring, tank gauge and software sales.

                             INDEPENDENT ACCOUNTANTS

          Gelfond Hochstadt Pangburn, P.C. has audited the Company's financial statements for the fiscal year ended June 30, 1999. A representative of such accountants is expected to be present at the Annual Meeting to make a statement if such person so desires and to be available to respond to appropriate questions that may be asked by shareholders. The selection of independent accountants to audit the Company's financial statements for the current fiscal year will be made in the second half of the fiscal year after an evaluation of the audit fee proposal.

         Effective August 18, 1999, the Company dismissed its prior independent auditors Ernst & Young LLP ("Ernst & Young") and retained as its new independent auditors, Gelfond Hochstadt Pangburn, P.C. Ernst & Young's report on USTMAN's financial statements during the two most recent fiscal years contained no adverse opinion or disclaimer of opinion, and was not qualified as to audit scope or accounting principles. The decision to change accountants was unanimously approved by USTMAN's Board of Directors.

         During the last two fiscal years and the subsequent interim period to the date hereof, there were no disagreements between USTMAN and Ernst & Young on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of disagreement in connection with its report on the financial statements of USTMAN for such period.

         No "reportable event", as that term is defined in Item 304 (a) (1) (iv) of Regulation S-B, occurred during the two most recent fiscal years and through August 18, 1999.

         USTMAN engaged Gelfond Hochstadt Pangburn, P.C. as its new independent accountants as of August 18, 1999. During the two most recent fiscal years and through August 18, 1999 USTMAN had not consulted with Gelfond Hochstadt Pangburn, P.C. regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on USTMAN's financial statements or (ii) any matter that was either the subject matter of a disagreement or a reportable event (as described in Item 304 (a) (1) of Regulation S-B).

                                  OTHER MATTERS

          Management does not know of any other matters to be presented at the Annual Meeting. However, if any other matters shall properly come before the meeting, it is the intention of the persons named in the proxy to vote it in accordance with their judgment.

                PROPOSALS OF SHAREHOLDERS FOR 1999 ANNUAL MEETING

          All proposals of shareholders intended to be presented at the Company's 1999 Annual Meeting of Shareholders must be received by the Company at its executive offices no later than January 31, 2000 in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                            REQUESTS FOR FORM 10-KSB

          The Company will provide without charge, at the written request of any beneficial owner of shares entitled to vote at the Annual Meeting of Shareholders, a copy (without exhibits) of the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 1999, as filed with the Securities and Exchange Commission. Requests should be made to Heather Murphy, USTMAN Technologies, Inc., 12265 W. Bayaud Avenue, Suite 110, Lakewood, Colorado 80228.

               BY ORDER OF THE BOARD OF DIRECTORS

               /s/ Dan R. Cook
               -----------------------------
               DAN R. COOK, President and CEO

November 2, 1999

                            USTMAN TECHNOLOGIES, INC.
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 19, 1999

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Dan R. Cook and Marc A. Weisman, or either of them, proxies and attorneys, each with full power of substitution, to vote all the shares of Common Stock of USTMAN Technologies, Inc., a California corporation, which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on November 19, 1999, at 9:00 a.m., local time, and at any postponement or adjournment thereof with respect to Proposals set forth in the Proxy Statement and upon any other matter that may properly come before the meeting or any adjournment.

         This Proxy (if properly executed) will be voted in the manner directed herein by the undersigned stockholder. The Board of Directors recommends that you vote for the election of the three director nominees in this proxy.

         1.  ELECTION OF DIRECTORS

             [ ] FOR all nominees listed below (except as marked to the contrary)
             [ ] WITHOUT AUTHORITY to vote for all nominees listed below

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK A LINE THROUGH THE NOMINEE'S NAME BELOW:

Dan R. Cook      Barry S. Rosenstein       Marc A. Weisman

         2. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE NOMINEES FOR AND IN THEIR DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                                                      Date ____________, 1999

                                                      -----------------------
                                                      Signature

                                                      -----------------------
                                                      Signature if held jointly

          (PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY)

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